UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 15, 2006

PACIFIC SUNWEAR OF CALIFORNIA, INC.
(Exact Name of Registrant as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	0-21296 (Commission File Number)	95-3759463 (IRS Employer Identification No.)

3450 East Miraloma Avenue Anaheim, CA (Address of principal executive offices)		92806-2101 (Zip Code)
(714) 414-4000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
SIGNATURES

Item 1.01 Entry into a Material Definitive Agreement
On March 15, 2006, the Compensation Committee of the Board of Directors of Pacific Sunwear of California, Inc. (the “Company”) approved annual merit increases to the annual salaries for the Company’s named executive officers as noted in the table below. Annual merit increases for Mr. Johnson and Mr. Kennedy are effective as of April 1, 2006 pursuant to their respective employment agreements. Annual merit increases for the remaining named executive officers are effective as of March 19, 2006.

Named Executive Officer	Title	Annual Base Salary
Seth R. Johnson	Chief Executive Officer	$1,040,000
Wendy E. Burden	Chief Operating Officer	$531,825
Gerald M. Chaney	Senior Vice President, Chief Financial Officer	$572,000
Thomas M. Kennedy	Division President, PacSun	$600,000
Lou Ann Bett	Division President, d.e.m.o.	$475,000

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Sunwear of California, Inc.
Dated: March 21, 2006	/s/ SETH R. JOHNSON
Seth R. Johnson
Chief Executive Officer

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